Exhibit 1

AGREEMENT

JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree to file jointly the Statement on Schedule 13D (the “Statement”) relating to the Common Stock, no par value, of Res-Care, Inc., and any amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

It is understood and agreed that a copy of this Agreement shall be attached as an Exhibit to the Statement, filed on behalf of each of the parties hereto.

This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the 29th day of November, 2010.

ONEX PARTNERS LP

By:	ONEX PARTNERS GP LP, its General Partner

By:	ONEX PARTNERS MANAGER LP, its Agent

By:	ONEX PARTNERS MANAGER GP ULC,
its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Managing Director

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Vice President

ONEX PARTNERS GP LP

By:	ONEX PARTNERS GP INC., its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	President

ONEX PARTNERS GP INC.

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	President

ONEX AMERICAN HOLDINGS II LLC

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

ONEX US PRINCIPALS LP

By:	ONEX AMERICAN HOLDINGS GP LLC,
its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Director

ONEX AMERICAN HOLDINGS GP LLC

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Director

RESCARE EXECUTIVE INVESTCO LLC

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

ONEX RESCARE ACQUISITION, LLC

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Director

ONEX PARTNERS III LP

By:	ONEX PARTNERS III GP LP, its General Partner

By:	ONEX PARTNERS MANAGER LP, its Agent

By:	ONEX PARTNERS MANAGER GP ULC.,
its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Managing Director

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Vice President

ONEX PARTNERS III GP LP

By:	ONEX PARTNERS GP INC., its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	President

ONEX CAPITAL CORPORATION

By:	/s/ Andrea E. Daly
	Name:	Andrea E. Daly
	Title:	Secretary

ONEX CORPORATION

By:	/s/ Andrea E. Daly
	Name:	Andrea E. Daly
	Title:	Vice President

GERALD W. SCHWARTZ

By:	/s/ Donald W. Lewtas
	Name:	Donald W. Lewtas
	Title:	Authorized Signatory for Gerald W. Schwartz